[Sketch of L. Roy Papp appears here]



                              PAPP FOCUS FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1999




                                                    Managed by:
                                                    L. Roy Papp & Associates
                                                    6225 North 24th Street
                                                    Suite 150
                                                    Phoenix, AZ  85016
                                                    (602)956-1115 Local
                                                    (800)421-4004
                                                    E-mail: invest@roypapp.com
                                                    Web: http://www.roypapp.com

CHART
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
             FOCUS FUND, INC. AND STANDARD & POOR'S 500 STOCK INDEX

AVERAGE ANNUAL TOTAL RETURN
                                   1 Year   Since Inception
Papp Focus Fund                      0.6%             17.3%
Standard & Poor's 500 Stock Index   21.0%             21.8%


Year    Focus Fund       Standard & Poor's 500 Index
3/2/98  $10,000           $10,000
1998     13,330            11,860
1999     13,410            14,358

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Standard & Poor's 500 Stock Index, (an unmanaged [market-weighted] index that includes stocks of 500 of the largest U.S. companies). All values shown include reinvested dividends.

                              PAPP FOCUS FUND, INC.

Dear Fellow Shareholder:

         After a sterling performance in 1998 when our Fund outperformed the Standard & Poor's 500 Stock Index by almost fifteen percentage points, our stocks stumbled in 1999 and we were up less than one percent while the S&P 500 was up twenty-one percent. The pain was most severe in our smaller companies due to both earnings disappointments and investors reluctance to own smaller stocks unless they featured a dot ".com" in the name. However, a number of our large companies also suffered despite good earnings because of industry rotation.

         The Focus Fund is not for the fainthearted. Although we are buy and hold investors, our self-imposed limitation of sixteen different stocks suggests a significantly higher degree of volatility than would be normal with a more diversified securities portfolio. This volatility is exactly what we experienced in 1999, but it did not cause us to hit the panic button nor did it cause us to change our basic investment philosophy which is to buy and hold good quality stocks whose growth prospects are well above average.

         There is, of course, a flip side to our 1999 experience and it is exemplified by the Fund's experience in 1998 when we did far better than the major indexes. In that year practically all of our stocks performed very well and the heavy emphasis on just a few companies paid off.

         As you know, Papp Focus Fund is a non-diversified investment company. As such we are not limited under the Investment Company Act in the percentage of our assets that may be invested in any one issuer. However, we are limited by provisions in the Internal Revenue Code applicable to regulated investment companies which in essence provides that as to 50% of the Fund's assets, not more than 5%, at the time of purchase, may be invested in any one stock and not more than 25% may be invested in any one issuer. These are the reasons behind our sixteen stock limitation.

         Our Fund is aggressive only in the sense that we own a small number of stocks. We are not aggressive in the sense that we own only good quality issues and refuse to be involved with new issues (IPOs), stocks that are selling on the hope of future earnings (Internet stocks), or companies benefiting from the latest fad stocks.

         We continue to emphasize our commitment to long-term investing in strong, well-managed companies and our belief that the very aggressive shareholder with a short time horizon may well be disappointed with our investment style. We believe those who share our commitment will be amply rewarded.

                                                           Warmest regards,

                                                           /s/ L. Roy Papp

                                                           L. Roy Papp, Chairman
                                                           February 8, 2000

P.S. As of today, our Fund is up 1.8% this year while the S&P 500 is down 1.8%.
                              --                                     ----

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                                             Number             Market
                              Common Stocks                                                of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
FINANCIAL SERVICES (18.4%)
   American International Group
      (Major international insurance holding company)                                              1,737    $      187,813
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                                  2,600           189,962
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                                                9,500           350,906
                                                                                                            --------------
                                                                                                                   728,681
                                                                                                            --------------
INDUSTRIAL SERVICES (14.1%)
   G & K Services, Inc. Class A
      (Uniform rental service)                                                                     5,500           178,063
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                                             6,600           380,737
                                                                                                            --------------
                                                                                                                   558,800
                                                                                                            --------------
COMPUTER EQUIPMENT (12.8%)
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and
      memory chips)                                                                                3,900           321,019
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                                      1,700           183,600
                                                                                                            --------------
                                                                                                                   504,619
                                                                                                            --------------
SOFTWARE (11.4%)
   BMC Sofware, Inc. *
      (Develops data and application management software)                                          2,400           191,850
   Microsoft Corporation *
      (Personal computer software)                                                                 2,200           256,850
                                                                                                            --------------
                                                                                                                   448,700
                                                                                                            --------------
ELECTRONIC EQUIPMENT (10.0%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)                                 15,000           395,625
                                                                                                            --------------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                                        4

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                                                  Number            Market
                              Common Stocks (continued)                                        of Shares             Value
SPECIALTY RETAILING  (9.5%)
   Office Depot *
      (Large retailer and direct marketer of office supplies)                                     17,500    $      191,406
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                                                  2,650           183,181
                                                                                                            --------------
                                                                                                                   374,587
                                                                                                            --------------
PHARMACEUTICAL (6.1%)
   Merck & Company
      (Prescription pharmaceuticals)                                                               3,600           241,425
                                                                                                            --------------

MEDICAL PRODUCTS (4.8%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                             5,200           189,475
                                                                                                            --------------

BIOTECHNOLOGY (4.7%)
   Techne Corporation *
      (Leading producer of raw materials for biotechnology industry)                               3,400           187,213
                                                                                                            --------------

RESTAURANTS (4.3%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                                      4,200           169,313
                                                                                                            --------------


TOTAL COMMON STOCKS - 96.1%                                                                                      3,798,438
CASH AND OTHER ASSETS, LESS LIABILITIES - 3.9%                                                                     152,957
                                                                                                            --------------
NET ASSETS - 100%                                                                                           $    3,951,395
                                                                                                            ==============


Net Asset Value Per Share
(Based on 294,581 shares outstanding at December 31, 1999)                                                  $        13.41
                                                                                                            ==============


*Non-income producing security
       The accompanying notes are an integral part of this financial statement.

                                       5

                             PAPP FOCUS FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1999 AND 1998


                                     ASSETS
                                                                                                    1999              1998
                                                                                              ----------        ----------
Investment in securities at market value (original
   cost $ 2,905,207 and $ 2,989,269 at December 31,                                           $3,798,438        $3,844,641
   1999 and 1998, respectively) (Note 1)
Cash                                                                                             114,489           216,460
Dividends and interest receivable                                                                  3,207             2,172
Receivable for investments shares sold                                                            35,261           118,542
                                                                                              ----------        ----------
      Total assets                                                                            $3,951,395        $4,181,815
                                                                                              ==========        ==========


                                  LIABILITIES

Payable for securities purchased                                                              $       --        $  150,422
                                                                                              ==========        ==========

                                   NET ASSETS

Paid-in capital                                                                               $3,132,537        $3,220,821
Accumulated undistributed net realized loss
   on sale of investments                                                                        (33,506)          (33,408)
Accumulated undistributed net investment loss                                                    (40,867)          (11,392)
Net unrealized gain on investments                                                               893,231           855,372
                                                                                              ----------        ----------
      Net assets applicable to Fund shares outstanding                                        $3,951,395        $4,031,393
                                                                                              ==========        ==========


Fund shares outstanding                                                                          294,581           302,478
                                                                                              ==========        ==========

Net Asset Value Per Share (net assets/share
outstanding)                                                                                  $    13.41        $    13.33
                                                                                              ==========        ==========



The accompanying notes are an integral part of these financial statements.

                                       6

                             PAPP FOCUS FUND, INC.
                            STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE PERIOD
                  FROM MARCH 2, 1998 THROUGH DECEMBER 31, 1998

                                                                                                    1999              1998
                                                                                              ----------        ----------
INVESTMENT INCOME:
Dividends                                                                                     $   17,688        $   10,881
Interest                                                                                           4,939             3,998
                                                                                              ----------        ----------
Total investment income                                                                           22,627            14,879
                                                                                              ----------        ----------

EXPENSES:
Management fee (Note 3)                                                                           41,681            21,018
Filing fees                                                                                        7,669             1,190
Custodial fees                                                                                     6,871             2,810
Accounting fees                                                                                    6,750             1,500
Legal fees                                                                                         3,369               987
Directors' attendance fees                                                                         1,200             1,100
Other fees                                                                                           521               616
                                                                                              ----------        ----------
Total expenses                                                                                    68,061            29,221
                                                                                              ----------        ----------

Less fees waived by adviser (Note 3)                                                             (15,959)           (2,950)
                                                                                              ----------        ----------
Net expenses                                                                                      52,102            26,271
                                                                                              ----------        ----------

Net investment loss                                                                              (29,475)          (11,392)
                                                                                              ----------        ----------

REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS:
 Proceeds from sales of securities                                                             2,279,973         1,203,246
 Cost of securities sold                                                                      (2,280,071)       (1,236,654)
                                                                                              ----------        ----------
 Net realized loss on investments sold                                                               (98)          (33,408)

Net change in unrealized gain on investments                                                      37,859           855,372
                                                                                              ----------        ----------

Net realized and unrealized gain on investments                                                   37,761           821,964
                                                                                              ----------        ----------

Net increase in net assets resulting from operations                                          $    8,286        $  810,572
                                                                                              ==========        ==========


   The accompanying notes are an integral part of these financial statements.

                                       7

                             PAPP FOCUS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
              PERIOD FROM MARCH 2, 1998 THROUGH DECEMBER 31, 1998
                                                                                                    1999              1998
                                                                                              ----------        ----------
FROM OPERATIONS:
Net investment loss                                                                              (29,475)       $  (11,392)
Net realized loss on investments sold                                                                (98)          (33,408)
Net change in unrealized gain on investments                                                      37,859           855,372
                                                                                              ----------        ----------
      Increase in net assets resulting from
      Operations                                                                                   8,286           810,572
                                                                                              ----------        ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                                  -                 -
Net realized gain on investments sold                                                                  -                 -
                                                                                              ----------        ----------
      Decrease in net assets resulting from
      distributions to shareholders                                                                    -                 -
                                                                                              ----------        ----------

FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                                                                   1,288,280         3,532,754
Net asset value of shares issued to shareholders
   in reinvestment of net investment income and
   net realized gain on investments sold                                                               -                 -
Payments for redemption of shares                                                             (1,376,564)         (311,933)
                                                                                              ----------        ----------

      (Decrease)/Increase in net assets resulting
      from shareholder transactions                                                              (88,284)        3,220,821
                                                                                              ----------        ----------

Total (decrease)/increase in net assets                                                          (79,998)        4,031,393

Net assets at beginning of the period                                                          4,031,393                 -
                                                                                              ----------        ----------

Net assets at end of period                                                                   $3,951,395        $4,031,393
                                                                                              ==========        ==========


   The accompanying notes are an integral part of these financial statements.

                                       8


                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. To date, the Fund has not declared any dividends or distributions.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $15,959 and $2,950 was required in 1999 and 1998, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the year ended December 31,1999 and for the period from March 2, 1998 (date of commencement of operations) to December 31, 1998, investment transactions excluding short-term investments were as follows:



                                1999                1998
                        -----------------   -------------------
Purchase at cost            $2,196,009            $4,225,923
Sales                        2,279,973             1,203,246

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1999, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                  Proceeds          Shares
                                              ---------------  ----------------
Year ended December 31, 1999
Shares issued                                 $     1,288,280            99,296
Dividends and distributions reinvested                      -                 -
Shares redeemed                                    (1,376,564)         (107,193)
                                              ---------------  ----------------
   Net decrease                               $       (88,284)           (7,897)
                                              ===============  ================

Period ended December 31, 1998
Shares issued                                 $     3,532,754           330,351
Dividends and distributions reinvested                      -                 -
Shares redeemed                                      (311,933)          (27,873)
                                              ---------------  ----------------
   Net increase                               $     3,220,821           302,478
                                              ===============  ================


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:


                                                    1999              1998
                                              ---------------  ----------------
Market value                                  $     3,798,438  $      3,844,641
Original cost                                      (2,905,207)       (2,989,269)
                                              ---------------  ----------------
      Net unrealized appreciation             $       893,231           855,372
                                              ===============  ================


As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $1,001,308 and gross unrealized losses on investments in which cost exceeded market value totaled $108,077.

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $855,372. There were no gross unrealized losses on any of the Fund's investments at December 31, 1998.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                               Year ended December 31,            Period ended December 31,
                                        1999                               1998(A)
                              ------------------------             -----------------------
Net asset value, beginning
   of period                            $        13.33                     $         10.00
Income from operations:
      Net investment loss                        (0.11)                              (0.06)
      Net realized and unrealized
        gain on investments                       0.19                                3.39
                                        --------------                     ---------------

          Total from operations                   0.08                                3.33

Less Distributions:
   Dividend from investment
      income                                         -                                   -
   Distribution of net realized
      gain                                           -                                   -
                                        --------------                     ---------------
          Total distributions                        -                                   -

Net asset value, end of period          $        13.41                     $         13.33
                                        ==============                     ===============

          Total return                            0.60%                              33.30%
                                        ==============                     ===============

Ratios/Supplemental Data:
   Net assets, end of period            $    3,951,395                     $     4,031,393
   Expenses to average
      net assets (B)                              1.25%                               1.25%*
Investment income to
   average net assets (C)                         0.54%                                .70%*
Portfolio turnover rate                          53.85%                              50.37%*


  *   Annualized
(A) From the date of commencement of operations (March 2, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.63% and 1.38% for the periods ended December 31, 1999 and 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                                       12

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of the Papp Focus Fund, Inc. as of December 31, 1999 and 1998, including the schedule of portfolio investments, as of December 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the year ended December 31, 1999, and for the period from March 2, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Focus Fund, Inc. as of December 31, 1999 and 1998, and the results of its operations, changes in its net assets, and its financial highlights for the year ended December 31, 1999 and the period from March 2, 1998 (date of commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Phoenix, Arizona,
   January 27, 2000.

                              FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 2, 1998, is designed for those long-term investors who wish to invest a portion of their common stock assets in a relatively small number of companies. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.2 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 45 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 22 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

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                              PAPP FOCUS FUND, INC.

                                    DIRECTORS
  James K. Ballinger                                   Harry A. Papp
  Amy S. Clague                                        L. Roy Papp
  Robert L. Mueller                                    Rosellen C. Papp
  Carolyn P. O'Malley                                  Bruce C. Williams

                                    OFFICERS
  Chairman - L. Roy Papp                               President - Harry A. Papp

                                 VICE PRESIDENTS
  Victoria S. Cavallero                                Julie A. Hein
  George D. Clark, Jr.                                 Robert L. Mueller
  Jeffrey N. Edwards                                   Rosellen C. Papp
  Robert L. Hawley                                     Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.